UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
CELEBRATE EXPRESS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice Of Annual Meeting Of Shareholders
To Be Held October 19, 2006
TO THE SHAREHOLDERS OF CELEBRATE EXPRESS, INC.:
      The Annual Meeting of Shareholders of Celebrate Express, Inc. (the “Company”) will be held on October 19, 2006 at 10:00 a.m. local time at The Marriott Courtyard Kirkland, 11215 NE 124th Street, Kirkland, Washington 98034, for the following purposes, as more fully described in the accompanying Proxy Statement.
      1. To elect two Class I directors to hold office until the 2008 annual meeting of shareholders and two Class II directors to hold office until the 2009 annual meeting of shareholders.
      2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2007.
      3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
      Only shareholders of record at the close of business on September 12, 2006 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Darin White
Darin L. White
Secretary
Kirkland, Washington
September 18, 2006
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

PROXY STATEMENT
2006 ANNUAL MEETING OF SHAREHOLDERS
BOARD OF DIRECTORS
NOMINEES AND CONTINUING DIRECTORS
DIRECTOR NOMINATION
DIRECTOR COMPENSATION
BOARD MEETINGS AND COMMITTEES
COMMUNICATIONS WITH DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CODE OF ETHICS
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MANAGEMENT
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
STOCK PERFORMANCE GRAPH
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Celebrate Express, Inc.
11220 – 120th Avenue N.E.
Kirkland, Washington 98033
(425) 250-1061

PROXY STATEMENT

2006 ANNUAL MEETING OF SHAREHOLDERS
      Celebrate Express, Inc. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2006 Annual Meeting of Shareholders to be held on October 19, 2006, at 10:00 a.m. local time, at The Marriott Courtyard Kirkland, 11215 NE 124th Street, Kirkland, Washington 98034, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to shareholders on or about September 22, 2006.
      Only holders of the Company’s common stock as of the close of business on September 12, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. Shareholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 7,807,426 shares of common stock outstanding.
      A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of shareholders present at the meeting for purposes of determining whether a quorum is present.
      Each shareholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such shareholder on the Record Date. Shareholders do not have cumulative voting rights. Shareholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement, and for the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2007. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.
      Under Washington law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. If a quorum is present, the proposal to ratify the appointment of Grant Thornton LLP will be adopted if the votes cast favoring the proposal exceed the votes cast opposing the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists but will have no effect on the results of the vote.
      A shareholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 11220 – 120th Avenue N.E., Kirkland, Washington 98033 or (b) attending the Annual

Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.
      The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation.
BOARD OF DIRECTORS
      The Company’s Articles of Incorporation requires that the Board of Directors be divided into three classes. Shareholders elect one class of directors at each annual meeting. The other classes continue to serve for the remainder of their three-year term. The Class II directors are nominees for re-election at this Annual Meeting. Two of the nominees at the Annual Meeting, were elected as Class I directors by the Board of Directors in 2006. In accordance with Washington law and the Company’s Bylaws, each of these Board appointed directors must stand for re-election at this Annual Meeting.
      At the Annual Meeting, the shareholders will vote on the election of Mr. Kevin A. Green and Mr. Stephen Roseman as Class I directors to serve until the annual meeting of shareholders in 2008 and Ms. Estelle DeMuesy and Dr. Kenneth H. Shubin Stein as Class II directors to serve until the annual meeting of shareholders in 2009, and until their successors are elected and qualified. Each nominee has consented to serve an additional term. All directors will hold office until the annual meeting of shareholders at which their terms expire and the election and qualification of their successors.
      On June 26, 2006, the Company was notified by way of a Schedule 13D filing by Dr. Shubin Stein, Spencer Capital Management, LLC, and certain of their affiliates, that Dr. Shubin Stein and these affiliated entities would be seeking representation on the Company’s board of directors. The request for representation on the Company’s board of directors was presented to the Company that same day in a meeting with Dr. Shubin Stein and Mr. Roseman at the Company’s Kirkland headquarters. On July 6, 2006, the Company was notified in a Schedule 13D filing that Dr. Shubin Stein and Mr. Roseman had formed a group to, among other things, jointly propose themselves as nominees for appointment or election to the Company’s board of directors. The Company pursued the possibility of Dr. Shubin Stein joining the Board and those discussions were discontinued in late July 2006. On August 1, 2006, the Company was notified that Dr. Shubin Stein and Mr. Roseman and their respective affiliates had formed the “Celebrate Express Shareholder Value Committee” and were proposing to nominate Dr. Shubin Stein, Mr. Roseman and Mr. Matthew C. Diamond as directors of the Company at the Annual Meeting. On August 16, 2006, the Celebrate Express Shareholder Value Committee filed preliminary proxy materials to elect Dr. Shubin Stein, Mr. Roseman and Mr. Diamond as directors and to contest the slate of nominees to be put forward by the Company for the Annual Meeting. On August 17, 2006, the Company entered into a Settlement Agreement with Dr. Shubin Stein and Mr. Roseman and their respective affiliates (the “Settlement Agreement”).
      Under the terms of the Settlement Agreement, the Company agreed to (i) increase the authorized number of directors of the Company to eight effective at or before the execution of the Settlement Agreement, (ii) reduce the number of directors of the Company to seven effective upon the conclusion of the Annual Meeting, (iii) elect Dr. Shubin Stein and Mr. Roseman to fill the two vacancies on the Board effective as of the execution and delivery of the Settlement Agreement, (iv) nominate Ms. DeMuesy, Mr. Green, Dr. Shubin Stein and Mr. Roseman (the “Slate”) for election to the Board at this Annual Meeting, and (v) prepare and distribute proxy materials that recommend, support and solicit the election of the Slate. Under the terms of the Settlement Agreement, Dr. Shubin Stein and Mr. Roseman and their respective affiliates agreed to immediately and irrevocably withdraw the nominations of Dr. Shubin Stein, Mr. Roseman and Mr. Diamond and their proxy solicitation. Upon execution of the Settlement Agreement, Dr. Shubin Stein and Mr. Roseman were appointed to the Board of Directors.

      The name of the nominees and of the directors whose terms of office will continue after the Annual Meeting, their ages as of September 15, 2006, and certain other information, is set forth below:

Name of Director Nominee	Age	Position	Director Since

Estelle DeMuesy(2)(3)	46	Director	May 2005
Kevin A. Green	48	Chief Executive Officer, President and Director	June 2006
Stephen Roseman	36	Director	August 2006
Kenneth H. Shubin Stein, M.D.	37	Director	August 2006

			Term Expires on
			the Annual
			Meeting Held
Name of Continuing Director	Age	Position	in the Year

Keith L. Crandell(1)(2)	46	Director	2008
Donald R. Hughes(3)	45	Director	2007
Jean Reynolds(1)(3)	48	Director	2007

(1)	Member of the compensation committee

(2)	Member of the nominating and corporate governance committee

(3)	Member of the audit committee
      Mr. Ronald Weinstein, currently a Class II director, has indicated that he will resign from the Board of Directors effective on the date of the Annual Meeting. Mr. Weinstein serves as a member of the Compensation Committee and Nominating and Corporate Governance Committee. The Board of Directors has adopted a resolution reducing the size of the Board to seven, effective on the date of the Annual Meeting.
NOMINEES AND CONTINUING DIRECTORS
      The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

Keith L. Crandell has served as a member of the Board of Directors since January 2002. Since July 1994, Mr. Crandell has served as a managing director of ARCH Venture Partners, a venture capital firm. Mr. Crandell also serves as a director of several privately-held companies. Mr. Crandell holds an M.B.A. from the University of Chicago, an M.S. in Chemistry from the University of Texas at Arlington, and a B.S. in Chemistry from St. Lawrence University.

Estelle DeMuesy has served as a member of the Board of Directors since May 2005. Since May 2001, Ms. DeMuesy has been President of Linensource and Casual Living at Thompson Group, a consumer direct marketing company. From October 1998 to April 2001 she served as Vice President of dELiA Corporation as manager of their direct marketing division. From 1995 to 1998, Ms. DeMuesy served as President and CEO of Storybook Heirlooms.

Kevin A. Green has served as the Company’s President and Chief Executive Officer since May 2006 and as a member of the Board of Directors since June 2006. Prior to joining the Company, Mr. Green served as the Executive Vice President and Chief Marketing Officer for Lillian Vernon Corporation, an online and catalog specialty retailer of gift, household, Halloween, Christmas, personalized and children’s products since June 2003. Mr. Green served as President of Lillian Vernon Corporation, when it was a public company from June 2000 until June 2003, when the company was sold and taken private. From March 1990 until June 2000, he served in a number of marketing positions at Lillian Vernon including most recently as Senior Vice President of Marketing. Prior to joining Lillian Vernon, Mr. Green held various marketing positions at Doubleday Book & Music

Clubs (now Bookspan) and Better Homes and Gardens Book Club. Mr. Green holds a baccalaureate degree in Industrial Management from Rowan State College.

Donald R. Hughes has served as a member of the Board of Directors since October 2004. Mr. Hughes is currently employed as Chief Operating Officer of Fair Indigo, LLC. Fair Indigo is a start-up seller of private label men’s and women’s apparel. He joined Lands’ End in October 1987 and held numerous positions, including senior staff accountant, controller, director of finance and most recently as senior vice president and chief financial officer from January 2001 until February 2004. Prior to his employment with Lands’ End, Mr. Hughes served as an auditor with Arthur Andersen & Co. Mr. Hughes earned a B.B.A. in accounting from the University of Wisconsin — Whitewater and holds a certification as a certified public accountant from the State of Wisconsin.

Jean Reynolds has served as a member of the Board of Directors since November 2003. Since December 1998, Ms. Reynolds has been the president of Maxon Furniture, Inc., an operating company of HNI Corporation. Ms. Reynolds joined HNI Corporation in 1981, and has held numerous positions, including positions in finance, marketing, strategic planning, and sales management, including, since December 1998, service as president of BPI/ Panel Concepts, an operating company of HNI Corporation, now known as Maxon Furniture, Inc. Ms. Reynolds holds a B.A. in business administration from the University of Iowa and earned certification as a certified public accountant from the State of Iowa.

Stephen Roseman has served as a member of the Board of Directors since August 2006. Mr. Roseman is the managing member of Thesis Capital Management, LLC, a firm he founded in 2005, which is an investment management firm that serves as the investment manager of Thesis Capital, LP, Thesis Capital Domestic, LP, Thesis Capital Offshore Limited and Thesis Capital Master Fund Limited. From 2003 to 2005, Mr. Roseman was a portfolio manager at Kern Capital Management, where he managed the consumer, retail, and business services portfolio. Mr. Roseman’s previous professional experience includes OppenheimerFunds, Inc. where he worked as a Senior Equity Analyst with responsibility for investments in all of the consumer, financials, energy and industrial sectors for the Discovery Fund from 2000 to 2003; PaineWebber Group Inc. where he was an Account Executive focusing on fixed income cash management tools for corporate clients; and Sperry Van Ness where he worked as an Associate in industrial real estate advisory and brokerage. Mr. Roseman received an M.B.A. from Fordham University Graduate School of Business Administration and a B.A. in French Literature from Arizona State University.

Kenneth H. Shubin Stein, M.D has served as a member of the Board of Directors since August 2006. Dr. Shubin Stein is the managing member of Spencer Capital Management, LLC, a firm he founded in December 2002, which is an investment management firm that serves as the investment adviser of Spencer Capital Opportunity Fund, LP and Spencer Capital Offshore Opportunity Fund, Ltd. Dr. Shubin Stein also serves as portfolio manager of Columbia Avenue Capital, LLC, a pooled investment vehicle. He was a portfolio manager at Promethean Investment Group LLC from September 2001 to December 2002, and an Orthopedic Resident at Mount Sinai Hospital from June 2000 until August 2001. He is a graduate from the Albert Einstein College of Medicine and graduated from Columbia College with dual concentrations in Premedical Studies and Political Science.

      There are no family relationships among any of the Company’s directors or executive officers.
DIRECTOR NOMINATION
      Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the nominating and corporate governance committee (the “nominating committee”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”). Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board of Directors duties.
      Shareholder Nominees. The nominating committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the nominating committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the shareholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption “Shareholder Proposals for 2007 Annual Meeting” below. Although the nominating committee has not adopted a formal policy with respect to shareholder nominees, the committee expects that the evaluation process for a shareholder nominee would be similar to the process outlined below and believes that such a process will allow it to adequately evaluate any such nominee.
      Process for Identifying and Evaluating Nominees. The nominating committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual shareholder meetings, the nominating committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the nominating committee deems appropriate, a third-party search firm. The nominating committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating committee. Based on this input, the nominating committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the shareholders, as appropriate.
      Board Nominees for the 2006 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election. Ms. DeMuesy is a current Class II director standing for relection. Mr. Green, the Company’s president and chief executive officer, was elected by the Board of Directors in June 2006, which appointment was contemplated by his employment agreement. Two of the nominees for this Annual Meeting, Mr. Roseman and Dr. Shubin Stein were nominated by the Celebrate Express Shareholder Value Committee and elected by the Board of Directors in August 2006 in connection with the Company’s entering into the Settlement Agreement with the Celebrate Express Shareholder Value Committee as previously noted.
DIRECTOR COMPENSATION
      Non-employee directors are entitled to receive an annual retainer of $15,000, and receive $1,000 for attending each board meeting in person, $500 for participating in each telephonic board meeting, and $500 for participating in each committee meeting. The chairperson of the audit committee receives an annual retainer of $5,000 per year and the chairperson of both the Company’s compensation committee and nominating and corporate governance committee receive an annual retainer of $2,000. Directors are reimbursed for certain expenses in connection with attending Board of Directors and committee meetings.

      Under the Company’s 2004 Amended and Restated Equity Incentive Plan (the “2004 Plan”), any individual who becomes a non-employee director automatically receives an initial grant of options to purchase 13,246 shares of common stock upon being elected to the Board of Directors at an exercise price equal to the closing market price of the Company’s common stock on the date of grant. Initial grants made to non-employee directors will vest at the rate of 8.33% at the end of each three-month period following the date of grant. On the day following each annual meeting of shareholders, any person who is then a non-employee director and who has been a non-employee director for at least six months will automatically be granted an option to purchase 3,312 shares of common stock under the 2004 Plan at an exercise price equal to the closing market price of the Company’s common stock on the date of grant. Annual grants made to non-employee directors will vest at the rate of 25% at the end of each three month period following the date of grant.
BOARD MEETINGS AND COMMITTEES
      The Company’s Board of Directors met 23 times during fiscal 2006. After every regularly scheduled Board meeting, the Board of Directors meets in an executive session of independent directors without management present. The Board of Directors has standing audit, compensation and nominating and corporate governance committees. The audit committee met nine times, the compensation committee met 10 times and action was taken via unanimous written consent two times, and the nominating and corporate governance committee met two times during fiscal 2006. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on a committee attended at least 75% of the committee meetings, except Mr. Weinstein who attended one of the two nominating committee meetings.
      Audit Committee. The audit committee consists of Mr. Hughes (chairperson), Ms. DeMuesy and Ms. Reynolds. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Hughes qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent registered public accounting firm to conduct the annual audit of the Company’s accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants.
      Compensation Committee. The compensation committee consists of Ms. Reynolds (chairperson), and Messrs. Crandell and Weinstein. The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market. The compensation committee administers the Company’s option and employee stock purchase plans, reviews and administers all compensation arrangements for executive officers and directors, and establishes and reviews general policies relating to the compensation and benefits of the Company’s officers and employees.
      Nominating and Corporate Governance Committee. The nominating and corporate governance committee consists of Mr. Crandell, Ms. DeMuesy and Mr. Weinstein, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The nominating committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board, providing oversight with respect to corporate governance and evaluating the Board’s performance.
      Each of the committees operate under a written charter adopted by the Board of Directors, a copy of which can be viewed in the Investor Relations section of the Company’s website at www.celebrateexpress.com. Mr. Weinstein, a member of the compensation committee and nominating and corporate governance committee, has indicated that he will resign from the Board of Directors effective on the date of the Annual Meeting. The Board of Directors has made no decisions as to the appointment of replacements for Mr. Weinstein on these committees.
      Ms. Reynolds has served as the lead director of the Board since September 2004. Her duties include, among others to providing leadership to the Board in the absence of a Chairman of the Board and chairing regular meetings of independent directors without management present.
      The Board has determined that the following directors are “independent” under current Nasdaq Stock Market rules: Mr. Crandell, Ms. DeMuesy, Mr. Hughes, Ms. Reynolds and Mr. Weinstein.
COMMUNICATIONS WITH DIRECTORS
      Shareholders or other interested parties may communicate with any director or committee of the Board of Directors by writing to them c/o Secretary, Celebrate Express, Inc., 11220 – 120th Avenue N.E., Kirkland, Washington 98033. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the audit committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the nominating and corporate governance committee.
      Although the Company does not have a formal policy regarding attendance by the members of the Board of Directors at the annual meeting of shareholders, directors are encourage to attend.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      No interlocking relationship exists, or in the past fiscal year has existed, between any member of the compensation committee and any member of any other company’s board of directors or compensation committee.
CODE OF ETHICS
      The Company has adopted a Code of Ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. A copy of the Company’s Code of Ethics is available in the Investors Relations section of the Company’s website at www.celebrateexpress.com. We will disclose any amendments to the Code of Ethics or waiver of a provision of the Code of Ethics for directors, executive officers and other senior financial officers, including the name of the individual for which such waiver was granted, on a Form 8-K filed with the SEC. The Company has adopted a whistleblower policy applicable to employees that provides for protection from retaliation or discrimination by the Company.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS
      The following table sets forth information regarding ownership of the Common Stock as of August 31, 2006 or earlier date for information based on filings with the Securities and Exchange Commission by (a) each person known to the Company to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director of the Company, (c) the Company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information.

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner(1)	Beneficial Ownership(2)	Class

Five Percent Shareholders
ARCH Venture Fund IV, L.P.(3)	1,031,196	13.2%
8725 Higgins Road, Suite 290 Chicago, IL 60631
Cortina Asset Management, LLC(4)	864,267	11.1
330 East Kilbourn Avenue, Suite 850 Milwaukee, WI 53202
Massachusetts Financial Services Company(5)	478,980	6.1
500 Boylston Street Boston, MA 02116
Michael K. Jewell and Jan A. Jewell(6)	1,181,121	15.1
1020 88th Avenue NE Bellevue, WA 98004
Spencer Capital Management, LLC(7)	1,200,697	15.4
1995 Broadway, Suite 801 New York, NY 10023
Springhouse Capital, LP(8)	542,921	7.0
520 Madison Avenue, 35th Floor New York, NY 10022
T2 Partners Management, LP(9)	709,349	9.1
145 East 57th Street, 10th Floor New York, NY 10022
Named Executive Officers and Directors
Kevin A. Green	*
Darin White	*
Keith Crandell(10)	1,057,140	13.5
Estelle DeMuesy	*
Donald R. Hughes	*
Jean Reynolds	*
Stephen Roseman(11)	294,699	3.8
Kenneth Shubin Stein, M.D.(12)	1,200,697	15.4
Ronald A. Weinstein(13)	131,790	1.7

All executive officers and directors as a group (10 persons)(14)	2,747,513	34.8

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each of the named individuals is c/o Celebrate Express, Inc., 11220 – 120th Avenue N.E., Kirkland, Washington 98033.

(2)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after August 31, 2006. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(3)	Consists of 1,004,754 shares held by ARCH Venture Fund IV, L.P. and 26,442 shares held by ARCH Entrepreneurs Fund, L.P. Excludes 13,797 shares and an option to purchase shares, 12,147 of which are exercisable within 60 days of August 31, 2006, held by Keith L. Crandell who is a managing director of ARCH Venture Partners IV, L.L.C., the general partner of ARCH Venture Fund IV, L.P. and ARCH Entrepreneurs Fund, L.P.

(4)	The information is based upon this entity’s Schedule 13G filing in September 2006.

(5)	The information is based upon this entity’s Schedule 13F filing in August 2006.

(6)	Includes shares held individually by and jointly with Michael K. Jewell and Jan A. Jewell, spouses.

(7)	Consists of 718,995 shares held by Spencer Capital Opportunity Fund, LP and 481,702 shares held by Spencer Capital Offshore Opportunity Fund, LP. Dr. Shubin Stein is the managing member of Spencer Capital Management, LLC and is the beneficial owner of the 1,200,697 shares that are held directly by the Spencer funds.

(8)	The information is based upon this entity’s Schedule 13F filing in August 2006 and the Schedule 13G filed in April 2006 by Springhouse Capital LP, Springhouse Asset Management LLC, and Brian Gaines. According to these filings, Mr. Gaines serves as the managing member of Springhouse Asset Management LLC, which is the general partner of the Springhouse Capital LP.

(9)	The information is based upon this entity’s Schedule 13D/ A filing in August 2006. Includes 325,137 shares held directly by T2 Accredited Fund LP, 209,620 shares held directly by T2 Qualified Fund LP, 121,952 shares held directly by Tilson Offshore Fund, Ltd., and 53,000 shares held directly by Tilson Focus Fund. T2 Partners Management, LP is the investment manager of T2 Accredited Fund LP, T2 Qualified Fund LP, Tilson Offshore Fund Ltd. and Tilson Focus Fund. According to this filing, Mr. Whitney R. Tilson, Glenn H. Tongue, T2 Partners Management, LP may each be deemed to be the beneficial owner of the shares beneficially owned directly and of record by each of T2 Accredited, T2 Qualified, Tilson Offshore and Tilson Focus. According to this filing, each filer disclaims beneficial ownership with respect to any shares other than the shares owned directly and of record by such filer.

(10)	Includes shares described above in footnote (3) as well as 13,797 shares and an option to purchase shares, 12,147 of which are exercisable within 60 days of August 31, 2006, owned by Mr. Crandell. Mr. Crandell is a managing director in ARCH Venture Partners IV, L.L.C., which is the general partner of ARCH Venture Fund IV, L.P. and ARCH Entrepreneurs Fund, L.P. Mr. Crandell disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(11)	Consists of 240,691 shares held by Thesis Capital Master Fund Limited and 54,008 shares held by Thesis Capital, LP. Mr. Roseman is the beneficial owner of the 294,699 shares that are held directly by the Thesis funds.

(12)	Includes the shares described in footnote (5).

(13)	Includes 43,049 shares subject to options exercisable within 60 days of August 31, 2006 and 88,741 shares held by the Weinstein Family Limited Partnership.

(14)	Includes 103,383 shares issuable upon exercise of options exercisable within 60 days of August 31, 2006.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2006, such SEC filing requirements were satisfied, except for:

(i) late filing made by each of our non-management members of our Board of Directors who inadvertently filed a late Form 4 reporting their annual stock option grants received in 2005 and (ii) a late Form 4 reporting a stock sale made by a former officer Mr. Travis Roberts.
MANAGEMENT
Executive Officers
      Set forth below is the name, age, position and a brief description of the business experience of each of the Company’s executive officers as of September 15, 2006:

Name	Age	Position

Kevin A. Green	48	Chief Executive Officer, President and Member of the Board of Directors
Dennis Everhart	58	Vice President, Operations
Lisa Tuttle	49	Vice President, Information Technology
Darin L. White	35	Vice President, Finance and Secretary
      The description of business experience for Kevin A. Green can be found above under “Nominees and Continuing Directors.”
      Dennis Everhart joined the Company as vice president, operations in August 2006. Prior to joining the Company, Mr. Everhart served since 2001 as owner and principal consultant for DMS Supply Chain Associates, a distribution and logistics consulting company. From 1996 to 2001, Mr. Everhart held a number of positions with Blyth Home Scents International, a division of Blyth Inc., a consumer product company, including director of supply chain, director of logistics and project manager. From 1980 to 1996, Mr. Everhart held operations management positions with GKN Automotive, Zimmer Patient Care and Sara Lee Direct. Mr. Everhart holds a both a Masters of Arts and Bachelors of Arts from the University of North Carolina at Greensboro.
      Lisa Tuttle joined the Company as vice president, information technology in September 2006. From April 1998 to March 2005, Ms. Tuttle served in a number of technology executive roles at Getty Images, Inc., an imagery and digital services company, and most recently served as their vice president, application development. From 1995 to 1998, Ms. Tuttle served as a project manager for Hewlitt Packard Corporation. Ms. Tuttle holds a Masters of Science in Industrial Engineering from Ohio State University and a B.A. in Mathematics and Political Science from Mansfield University.
      Darin L. White has served as vice president, finance and secretary since June of 2003. From April 2001 to June 2003, Mr. White served as the Company’s controller. From June 1999 to April 2001, Mr. White served as senior financial analyst for U.S. retail for Amazon.com, Inc., an Internet retail company. From June 1999 to June 2000, Mr. White served as a senior financial analyst for Amazon.com, Inc. From April 1998 to June 1999, Mr. White served as northwest division controller for Corporate Express, Inc., an office products supplier. From March 1997 to April 1998, Mr. White served as western region financial analyst for Corporate Express, Inc. From January 1994 to March 1997, Mr. White served as senior auditor for Deloitte & Touche LLP, a public accounting firm. Mr. White earned a B.S. in accounting from Central Washington University and holds a certified public accountant certificate.

EXECUTIVE COMPENSATION
      The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by the chief executive officer (the “CEO”), the Company’s one other executive officer as of the end of fiscal 2006, and two former executives who departed the Company during fiscal 2006 and received compensation in excess of $100,000. Collectively, together with the CEO, these are the “named executive officers.”
Summary Compensation Table

					Long-Term Compensation
	Annual Compensation
					Restricted		Securities
				Other Annual	Stock		Underlying		All Other
Name and Principal Position(s)	Year	Salary	Bonus	Compensation(1)	Awards (#)		Options (#)		Compensation

Kevin A. Green(2)	2006	$9,423	$75,000
Chief Executive Officer and President
Darin L. White	2006	172,184	40,000		3,000	(3)
Vice President, Finance	2005	131,529
and Secretary	2004	111,935					4,636	(4)
Former Executive Officers
Michael K. Jewell(5)	2006	219,250							$36,000
Former Chief Executive	2005	285,632
Officer and President	2004	175,000
Louis U. Usarzewiez(6)	2006	144,692							30,000
Former Executive Vice	2005	48,462					28,000
President, Operations

(1)	In accordance with the rules of the SEC, the other annual compensation described in this table does not include various perquisites and other personal benefits received by named executive officers that do not exceed, in the aggregate, the lesser of $50,000 or 10% of any such officer’s combined salary and bonus disclosed in this table.

(2)	Mr. Green’s employment began in May 2006. In June 2006, Mr. Green received an option to purchase 300,000 shares of the Company’s common stock. 25% of the shares vest on the one-year anniversary of the date of grant and 6.25% of the total number of shares vest quarterly thereafter.

(3)	The restricted stock units granted to Mr. White vest in equal quarterly installments over one year from the date of grant.

(4)	Of the shares covered by these options, 25% of the shares vest on the date of grant and 6.25% of the total number of shares vest at the end of each quarter thereafter.

(5)	Mr. Jewell’s employment ceased in February 2006. Other annual compensation is comprised of post-employment consulting fees.

(6)	Mr. Usarzewiez’s employment began in March 2005 and ceased in March 2006. Other annual compensation is comprised entirely of post-employment consulting fees paid pursuant to a separation and consulting agreement with Mr. Usarzewiez.
Options/ Executive Officers
      During fiscal year 2006, none of the named executive officers were granted stock options, except that Mr. Jewell, the Company’s former chief executive officer and chairman of the board of directors, received an automatic director grant under the 2004 Plan upon the cessation of his employment with the Company. These options were then cancelled upon Mr. Jewell’s resignation from the Board of Directors in May 2006.

Aggregated Option Exercises And Option Values Table
      The following table shows information concerning the exercise of stock options by each of the named executive officers during fiscal 2006, and the value of all remaining exercisable and unexercisable options at May 31, 2006, on a pre-tax basis.
Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

					Value of Unexercised
			Number of Unexercised		In-the-Money Options at
	Shares		Options at May 31, 2006		May 31, 2006(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Kevin A. Green
Darin L. White			16,293	1,159	$197,094	$12,761
Michael K. Jewell
Louis Usarzewiez			7,000	—	—	—

(1)	Based on the closing price of the common stock as reported on the Nasdaq Global Market at May 31, 2006, less the exercise price, multiplied by the number of shares underlying the option.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Settlement Agreement
      As previously noted, on August 17, 2006, the Company entered into a Settlement Agreement with Dr. Shubin Stein and Mr. Roseman and their respective affiliates. Under the terms of the Settlement Agreement, the Company agreed to (i) increase the authorized number of directors of the Company to eight effective at or before the execution of the Settlement Agreement, (ii) reduce the number of directors of the Company to seven effective upon the conclusion of the Annual Meeting, (iii) elect Dr. Shubin Stein and Mr. Roseman to fill two vacancies on the Board, (iv) nominate Ms. DeMuesy, Mr. Green, Dr. Shubin Stein and Mr. Roseman for election to the Board at this Annual Meeting, and (v) prepare and distribute proxy materials that recommend, support and solicit the election of such directors. Under the terms of the Settlement Agreement, Dr. Shubin Stein and Mr. Roseman and their respective affiliates agreed to immediately and irrevocably withdraw the nominations of their slate of directors and cease their proxy solicitation, and to irrevocably withdraw the demand for a shareholder list and other materials. Dr. Shubin Stein and Mr. Roseman and their respective affiliates also agreed not to (i) initiate, propose, make, encourage or induce any person, or in any way participate in any solicitation with respect to any shareholder proposals for this Annual Meeting, or (ii) make any public objection to the election of the nominees at this Annual Meeting or any public statement inconsistent with the provisions of the Settlement Agreement. Upon execution of the Settlement Agreement, Dr. Shubin Stein and Mr. Roseman were appointed to the Board of Directors.
Change of Control and Other Arrangements with Current Executive Officers
      The Company and Mr. Green, the Company’s president and chief executive officer, have entered into an employment agreement dated May 11, 2006. Under the terms this agreement, the Company agreed to pay Mr. Green an annual base salary of $350,000 and an annual bonus of up to 100% of his annual base salary. Mr. Green also received a $75,000 signing bonus and is eligible to be reimbursed for relocation expenses in aggregate amount of up to $100,000. The Company also agreed to grant to Mr. Green stock options under the 2004 Plan to purchase 300,000 shares of the Company’s common stock, which will vest over a period of 4 years from the date of grant. Under the terms of the employment agreement, these options are subject to accelerated vesting with respect to 100% of those unvested options in the event Mr. Green is terminated without cause or resigns for good reason within 12 months of the change in control of the Company (each term as defined in the employment agreement). The options to purchase 300,000 shares of common stock were granted to Mr. Green, in June 2006. The employment agreement provides for one year of severance, in the form of salary continuation, should Mr. Green be terminated without cause. The employment agreement also includes an agreement not to compete for one year after termination of employment.
      The Company entered into an employment offer letter with Mr. Dennis Everhart in August 2006 in connection with his employment as Vice President, Operations. Under the terms of the offer letter, the Company agreed to pay Mr. Everhart an annual base salary of $125,000 and an annual bonus of up to $25,000. The Company also agreed to grant to Mr. Everhart stock options under the 2004 Plan to purchase 10,500 shares of the Company’s common stock, which will vest over a period of 4 years from the date of grant. The offer letter also includes an agreement not to compete for one year after termination of employment.
      The Company entered into an employment offer letter with Ms. Lisa Tuttle in September 2006 in connection with her employment as Vice President, Information Technology. Under the terms of the offer letter, the Company agreed to pay Ms. Tuttle an annual base salary of $180,000 and an annual bonus of up to $36,000. The Company also agreed to grant Ms. Tuttle stock options under the 2004 Plan to purchase 30,000 shares of the Company’s common stock, which will vest over a period of four years from the date of the grant. The offer letter also includes an agreement not to compete for one year after termination of employment.
Separation and Consulting Agreements
      On October 17, 2005, the Company entered into severance agreements with Ms. Lori Liddle, its former chief merchandising and marketing officer, and Ms. Dina Alhadeff, its former vice president, Storybook, which agreements provided for among other things cash severance payments, agreements not to compete and agreements to dismiss a complaint for wrongful termination. In connection with these severance agreements, the Company paid Ms. Liddle $710,473 and Ms. Aldaheff $130,016 in severance payments and reimbursement of legal fees.
      On February 15, 2006, the Company entered into a separation and consulting agreement with Mr. Michael Jewell, its former president and chief executive officer and former chairman of the Board of Directors. This agreement provided for among other things the terms for Mr. Jewell to provide consulting services to the Company through August 2006 at a rate of $1,500 per day, and an agreement not to compete with the Company through February 28, 2007.
      On March 10, 2006, the Company entered into a separation and consulting agreement with Mr. Louis Usarzewicz, its former executive vice president, operations, which agreement provided for among other things the terms for Mr. Usarzewicz to provide three months of consulting services to the Company at a rate of $15,000 per month, the receipt of three months of severance after such consulting period at a rate of $15,000 per month, and a one-year noncompetition period.
Indemnification Agreements
      The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require us, among other things, to indemnify such officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
      The compensation committee is currently composed of three members of the Board of Directors, each of whom satisfies the definition of independent director as established in the Nasdaq Stock Market qualification requirements, is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The compensation committee receives and approves each of the elements of the executive compensation program of the Company and continually assesses the effectiveness and competitiveness of the program. In addition, the compensation committee administers the stock incentive program and other key provisions of the executive compensation program and generally reviews with the Board of Directors all aspects of the compensation structure for the Company’s executives. Set forth below is the report of the committee regarding compensation paid to executive officers during the fiscal year ended May 31, 2006.
General Compensation Philosophy
      Our philosophy in establishing the compensation policy for our executive officers and other employees is to create a structure designed to attract and retain highly skilled individuals by establishing salaries, benefits, and incentive compensation which compare favorably with those for similar positions the geographic area and in other e-commerce companies. Compensation for our executive officers consists of a base salary and potential incentive compensation based on our overall performance and individual contribution to our financial success, as well as potential incentive compensation through stock options and stock ownership.
Elements of the Compensation Program
      Base Salary. The base salary for executive officers is generally established through negotiation at the time the officer is hired, taking into account such officer’s qualifications, experience and competitive salary information. In the case of Mr. Green, his salary is established by his employment contract. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of her or his sustained performance against her or his individual job responsibilities including, where appropriate, the impact of such performance on the Company’s business results, current salary in relation to competitors’ salaries, experience and potential for advancement.
      Annual Incentive Bonuses. The compensation committee is working with management to implement an annual performance incentive bonus plan, for executives other than our chief executive officer, which would be based on achieving established corporate goals, which include revenues, gross margins and overall profitability. The committee believes the use of corporate goals establishes a direct link between the executive’s pay and our financial success. The committee expects this performance incentive bonus plan will be in place before the end of the Company’s current fiscal year. In the case of Mr. Green, under his employment contract he is eligible for an annual incentive bonus of up to 100% of his base salary. The criteria for Mr. Green’s year bonus has not been established and the committee expects to put such criteria in place during the current fiscal year.
      Long-Term Incentives. We provide our executive officers with long-term incentive compensation through grants of stock options, restricted stock and/or stock bonuses under our 2004 Plan. The Board of Directors believes that these grants provide our executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the common stock. The Board of Directors believes that these grants directly motivate an executive to maximize long-term shareholder value. The grants also utilize vesting periods (generally four years) that encourage key executives to continue in the Company’s employ.
      We have also established an employee stock purchase plan both to encourage employees, including executive officers, to continue in the Company’s employ and to motivate employees through an ownership interest in our common stock. Under the employee stock purchase plan, a participant, including executive officers, may contribute up to 15% of his or her total earnings through payroll deductions, and the accumulated deductions will be applied to the purchase of shares on each semiannual purchase date. The purchase price per share will be equal to 85% of the fair market value per share on the start date of the offering period in which the participant is enrolled or, if lower, 85% of the fair market value per share on the semi-annual purchase date.
CEO Compensation
      The Company entered into an employment agreement with Mr. Green in May 2006. This agreement provides for an annual base salary of $350,000 and also provides for discretionary annual bonuses of up to 100% of his annual salary to be awarded based on factors determined and approved by the Compensation Committee. In developing its recommendations regarding Mr. Green’s compensation, the Committee considered a number of factors, including analyses of compensation in similarly-sized companies in the industry, analyses of compensation levels in similar companies in the Company’s local geographic area and the Company’s recent management turnover and financial results.
Section 162(m) Compliance
      The compensation committee and the Board of Directors have considered the potential future effects of Section 162(m) of the Code on the compensation paid to executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance based. In approving the amount and form of compensation for executive officers, the compensation committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).
Conclusion
      The foregoing report has been furnished by the compensation committee.

Compensation Committee

Jean Reynolds (Chairperson)
Keith L. Crandell
Ronald A. Weinstein

REPORT OF THE AUDIT COMMITTEE
      Under the guidance of a written charter adopted by the Board of Directors, the purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing for the compensation of the independent accountants. Each of the members of the audit committee meets the independence requirements of Nasdaq.
      Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.
      In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the audit committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended May 31, 2006 with the Company’s management and the independent registered public accounting firm;

•	discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from Grant Thornton LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Grant Thornton LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2006 Annual Report on Form 10-K for the fiscal year ended May 31, 2006 filed with the Securities and Exchange Commission; and

•	instructed the independent registered public accounting firm that the audit committee expects to be advised if there are any subjects that require special attention.

Audit Committee

Don Hughes (Chairperson)
Estelle DeMeusy
Jean Reynolds

Principal Accountant Fees and Services
      The audit committee has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2007. The following table shows the fees paid or accrued by the Company for the audit and other services provided by Grant Thornton LLP in fiscal year 2006 and 2005 and Deloitte & Touche LLP for fiscal 2005.

	2006	2005

Audit Fees(1)	$132,904	$150,835
Audit-Related Fees	5,460	5,000
Tax Fees(2)	—	11,675
All other Fees(3)	—	452,907

Total	$138,364	$620,417

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2)	For 2005, tax fees included tax compliance fees of $10,450, and tax advice and tax planning fees of $1,225.

(3)	All other fees principally include fees paid to Deloitte & Touche associated with our initial public offering.
      The audit committee has delegated to the chair of the audit committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees, provided that the chair shall report any decision to pre-approve such audit-related or non-audit services and fees to the full audit committee at its next regular meeting.

STOCK PERFORMANCE GRAPH
      The following line graph compares, for the period commencing on October 20, 2004, the date our shares began trading, through the last trading day of our fiscal 2006, the annual percentage change in our cumulative total shareholder return on our common stock with the Nasdaq U.S. Index and the Nasdaq Retail Trade Index. The graph assumes that $100 in cash was invested in our common stock, the Nasdaq U.S. Index, and the Nasdaq Retail Trade Index on October 20, 2004 (the date our common stock began to trade publicly) and assumes reinvestment of any dividends. We have not paid any dividends on our common stock, and we do not have present plans to do so. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.
Comparison of Cumulative Total Return* Among Celebrate Express, Inc.,
the Nasdaq Stock Market (U.S.) Index and the Nasdaq Retail Trade Index

	10/20/2004	11/30/2004	2/28/2005	5/31/2005	8/31/2005	11/30/2005	2/28/2006	5/31/2006

Celebrate Express	100.00	116.13	122.39	77.42	82.26	83.23	76.90	82.13

Nasdaq Stock Market (US)	100.00	108.52	106.20	107.45	112.04	116.72	118.96	113.82

Nasdaq Retail Trade	100.00	108.46	107.54	113.87	111.65	114.01	116.09	118.74

*	$100 invested on October 20, 2004 in stock or index — including reinvestment of dividends through fiscal year ending May 31, 2006.

PROPOSAL 1 — ELECTION OF DIRECTORS
      At the Annual Meeting, the shareholders will vote on the election of two Class I directors to serve until the annual meeting of shareholders in 2008 and two Class II director to serve until the annual meeting of shareholders in 2009, and until their successors are elected and qualified. The Board of Directors has unanimously nominated Mr. Kevin A. Green and Mr. Stephen Roseman for election to the Board of Directors as Class I directors and Ms. DeMuesy and Dr. Shubin Stein for election to the Board of Directors as Class II directors. The nominees have indicated that they are willing and able to serve as directors. If any of these directors becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The proxies being solicited will be voted for no more than three nominees at the Annual Meeting. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Shareholders do not have cumulative voting rights in the election of directors.
      The Board of Directors recommends a vote “for” the election of each of its nominees.
      Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of each of the nominees.
PROPOSAL 2 — RATIFICATION OF INDEPENDENT AUDITORS
      At the Annual Meeting, the shareholders will be asked to ratify the appointment of Grant Thornton LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2007. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.
      The Board of Directors recommends a vote “for” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2007.
OTHER MATTERS
      As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
      The Company’s Bylaws provide that advance notice of a shareholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not later than 90 days prior to or more than 120 days before the anniversary date of the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date contemplated at the time of the previous year’s proxy statement, this advance notice must be received not earlier than the 90 days prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made. Each shareholder’s notice must contain the following information as to each matter the shareholder proposes to bring before the annual meeting: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholder and such beneficial owner.
      A copy of the full text of the provisions of the Company’s Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Secretary of the Company upon written request.
      Under the rules of the SEC, shareholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2007 annual meeting of shareholders must submit such proposals so as to be received by the Company at 11220 – 120th Avenue N.E., Kirkland, Washington 98033, on or before May 21, 2007. In addition, if the Company is not notified by August 8, 2007 of a proposal to be brought before the 2007 annual meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting

By Order of the Board of Directors

Kevin A. Green
President and Chief Executive Officer
Kirkland, Washington
September 18, 2006
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

ANNUAL MEETING OF SHAREHOLDERS OF
CELEBRATE EXPRESS, INC.
October 19, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê
■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF ITS NOMINEES AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors of the Company.

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Kevin A. Green Stephen Roseman	Class I Director Class I Director
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡	Estelle DeMuesy Kenneth H. Shubin Stein	Class II Director Class II Director
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2007.	☐	☐	☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.
This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” election of the Nominees and “FOR” proposal 2.
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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CELEBRATE EXPRESS, INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 19, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Kevin A. Green and Darin L. White as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Celebrate Express, Inc. held of record by the undersigned on September 12, 2006, at the Annual Meeting of Shareholders to be held at The Marriott Courtyard Kirkland located at 11215 NE 124th Street, Kirkland, Washington 98034, on October 19, 2006, at 10:00 a.m. local time, or any adjournment or postponement thereof.
(Continued and to be signed on the reverse side)